UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

AQUANTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38270	20-1199709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 E. Tasman Drive Suite 100 San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

(408) 228-8300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AQ	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2019, Aquantia Corp. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2019, the Company entered into an amendment (the “Amendment”) to the amended and restated offer of employment with David Quarles, Vice President of Worldwide Sales. The Amendment provides that, if Mr. Quarles is terminated without “cause” or resigns for “good reason” on or within 18 months of a “change in control” (as such terms are defined in the Amendment), (1) he will be eligible to receive a lump sum cash severance payment in an amount equal to six months of his then-current base salary, and (2) all of his then-outstanding and unvested equity awards will vest as to the number of shares that would have vested in the ordinary course within the next 12 months following the date of termination. He will also be eligible to receive COBRA premium payments for a period of up to six months following the date of termination.

The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On May 6, 2019, the Company and Marvell Technology Group Ltd., a Bermuda exempted company (“Parent”), issued a joint press release annoucing entry into an Agreement and Plan of Merger (the “Merger Agreement” by and among the Company, Parent and Aquantia Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) providing for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent. A copy of the joint press release announcing the execution of the Merger Agreement is attached as Exhibit 99.3 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Marvell and Antigua, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company and statements regarding Marvell’s expectations regarding its first quarter of fiscal 2020 revenue outlook. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Antigua and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Antigua’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Antigua or Marvell and potential difficulties in Antigua employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Antigua’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Marvell or against Antigua related to the merger agreement or the transaction, (viii) the ability of Marvell to successfully integrate Antigua’s operations and product lines, (ix) the ability of Marvell to implement its plans, forecasts, and other expectations with respect to Antigua’s business after the completion of the proposed merger and realize the anticipated synergies and cost savings in the time frame anticipated or at all, (x) the risk of downturns in the highly cyclical semiconductor industry, and (xi) our failure to achieve expected revenues and forecasted demand from customers. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Marvell and Antigua described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell and Antigua assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Marvell nor Antigua gives any assurance that either Marvell or Antigua will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.aquantia.com or by contacting Aquantia Investor Relations at (650) 815-1239.

The Company, Parent and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the special interests of the Company’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Aquantia Investor Relations as described above. Information about Parent’s directors and executive officers can be found in Marvell Technology Group Ltd.’s definitive proxy statement filed with the SEC on May 17, 2018, Item 5.02 of its Current Report on Form 8-K filed on July 6, 2018 and its Annual Report on Form 10-K for the year ended February 2, 2019, filed on March 28, 2019. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Parent’s website at www. marvell.com and clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 6, 2019.

99.2	Amendment to the Amended and Restated Offer of Employment between David Quarles and the Registrant, dated May 1, 2019.

99.3	Joint Press Release of Aquantia Corp. and Marvell Technology Group Ltd., dated May 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUANTIA CORP.

Date: May 6, 2019	By:	/s/ Faraj Aalaei
Faraj Aalaei
Chief Executive Officer